F/m Opportunistic ETF
Schedule of Investments
November 30, 2024 (Unaudited)

CORPORATE BONDS - 85.9%	Par	Value
Communications - 4.5%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.75%, 02/15/2028	1,638,000	$1,572,685

Consumer Discretionary - 13.6%
Ford Motor Co., 3.25%, 02/12/2032	1,843,000	1,572,011
General Motors Co., 6.60%, 04/01/2036	1,457,000	1,575,184
VF Corp., 2.95%, 04/23/2030 (a)	1,885,000	1,627,721
		4,774,916

Energy - 6.9%
Phillips 66 Partners LP
3.61%, 02/15/2025	65,000	64,726
3.75%, 03/01/2028 (a)	500,000	475,481
3.15%, 12/15/2029	365,000	317,223
Transcanada Trust, 5.88% to 08/15/2026 then 3 mo. LIBOR US + 4.64%, 08/15/2076 (b)	1,575,000	1,565,985
		2,423,415

Finance and Insurance - 4.6%
Nationwide Financial Services, Inc., 6.75%, 05/15/2037	1,571,000	1,623,897

Financials - 14.0%
Bank of America Corp., 5.88% to 03/15/2028 then 3 mo. Term SOFR + 3.19%, Perpetual	1,631,000	1,640,544
Blackstone Secured Lending Fund, 5.35%, 04/13/2028	1,661,000	1,661,490
JPMorgan Chase & Co., 4.60% to 02/01/2025 then 3 mo. Term SOFR + 3.13%, Perpetual	1,638,000	1,629,495
		4,931,529

Health Care - 7.1%
Elevance Health, Inc., 4.90%, 02/08/2026	784,000	783,962
Viatris, Inc., 3.85%, 06/22/2040	2,218,000	1,726,123
		2,510,085

Industrials - 4.6%
Concentrix Corp., 6.85%, 08/02/2033 (a)	1,575,000	1,616,690

Information Technology - 10.6%
Kyndryl Holdings, Inc., 4.10%, 10/15/2041	1,956,000	1,605,077
Nokia Oyj, 6.63%, 05/15/2039	1,445,000	1,483,324
VeriSign, Inc., 4.75%, 07/15/2027	661,000	661,188
		3,749,589

Manufacturing - 9.0%
Celanese US Holdings LLC, 6.33%, 07/15/2029	1,541,000	1,592,618
Dell, Inc., 6.50%, 04/15/2038	1,490,000	1,596,607
		3,189,225

Mining, Quarrying, and Oil and Gas Extraction - 3.9%
Freeport Minerals Corp., 9.50%, 06/01/2031	1,128,000	1,380,897

Professional, Scientific, and Technical Services - 4.5%
Leidos, Inc., 5.75%, 03/15/2033	1,525,000	1,571,615

Wholesale Trade - 2.6%
Ricoh USA, Inc., 6.75%, 12/01/2025	925,000	912,227
TOTAL CORPORATE BONDS (Cost $29,282,164)		30,256,770

EXCHANGE TRADED FUNDS - 10.0%	Shares	Value
F/m 10-Year Investment Grade Corporate Bond ETF	27,670	1,411,873
F/m 2-Year Investment Grade Corporate Bond ETF	795	40,210
F/m 3-Year Investment Grade Corporate Bond ETF	41,200	2,089,170
TOTAL EXCHANGE TRADED FUNDS (Cost $3,506,043)		3,541,253

PREFERRED STOCKS - 2.2%	Shares	Value
Financials - 2.2%
AGNC Investment Corp., Series G, 7.75% to 10/15/2027 then 5 yr. CMT Rate + 4.39%, Perpetual	31,400	791,908
TOTAL PREFERRED STOCKS (Cost $796,618)		791,908

MUNICIPAL BONDS - 0.4%	Par	Value
New Hampshire Business Finance Authority
3.25%, 04/01/2028	130,000	92,486
3.96%, 10/01/2031	40,000	34,347
TOTAL MUNICIPAL BONDS (Cost $146,722)		126,833

SHORT-TERM INVESTMENTS - 7.0%	Units	Value
Investments Purchased with Proceeds from Securities Lending - 7.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	2,471,150	2,471,150
TOTAL SHORT-TERM INVESTMENTS (Cost $2,471,150)		2,471,150

TOTAL INVESTMENTS - 105.5% (Cost $36,202,697)		$37,187,914
Liabilities in Excess of Other Assets - (5.5)%		(1,963,743)
TOTAL NET ASSETS - 100.0%		$35,224,171
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT - Constant Maturity Treasury Rate
LIBOR - London Interbank Offered Rate
OYJ - Julkinen Asakeyhtio
SOFR - Secured Overnight Financing Rate

(a)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $2,434,508 which represented 6.9% of net assets.
(b)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

F/m Opportunistic ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$–	$30,256,770	$–	$30,256,770
Exchange Traded Funds	3,541,253	–	–	3,541,253
Preferred Stocks	791,908	–	–	791,908
Municipal Bonds	–	126,833	–	126,833
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,471,150
Total Investments	$4,333,161	$30,383,603	$–	$37,187,914

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,471,150 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.